Exhibit 10.2.80
OMNIBUS AMENDMENT
RRI ENERGY, INC. EXECUTIVE DEFERRAL,
INCENTIVE AND NON-QUALIFIED PLANS
     WHEREAS, RRI Energy, Inc., a Delaware corporation (the “Company”), maintains and sponsors the RRI Energy, Inc. Deferral Plan, RRI Energy, Inc. Deferral and Restoration Plan, RRI Energy, Inc. Frozen Benefit Restoration Plan, RRI Energy, Inc. Successor Deferral Plan, RRI Energy, Inc. 2001 Annual Incentive Compensation Plan, and RRI Energy, Inc. 2002 Annual Incentive Compensation Plan for Executive Officers (collectively, the “Plans”); and
     WHEREAS, under the terms of the Plans, the Company has the authority to amend the Plans; and
     WHEREAS, effective as of December 3, 2010, the name of the Company changed to GenOn Energy, Inc.; and
     WHEREAS, the Company desires to amend the Plans to reflect the change in the Company’s name;
     NOW, THEREFORE, effective as of December 3, 2010, the Company hereby amends the Plans to change (i) the name of the plan sponsor from “RRI Energy, Inc.” to “GenOn Energy, Inc.” and (ii) the Plan names from the RRI Energy, Inc. Deferral Plan, RRI Energy, Inc. Deferral and Restoration Plan, RRI Energy, Inc. Frozen Benefit Restoration Plan, RRI Energy, Inc. Successor Deferral Plan, RRI Energy, Inc. 2001 Annual Incentive Compensation Plan, and RRI Energy, Inc. 2002 Annual Incentive Compensation Plan for Executive Officers to the GenOn Energy Deferral Plan, GenOn Energy Deferral and Restoration Plan, GenOn Energy Frozen Benefit Restoration Plan, GenOn Energy Successor Deferral Plan, GenOn Energy 2001 Annual Incentive Compensation Plan, and GenOn Energy 2002 Annual Incentive Compensation

Plan for Executive Officers, respectively, and amends all such other provisions of the Plans as otherwise necessary to reflect the foregoing.
     IN WITNESS WHEREOF, GenOn Energy, Inc. has caused these presents to be executed by its duly authorized officer in a number of copies, all of which shall constitute one and the same instrument, which may be sufficiently evidenced by any executed copy thereof, this 4th day of January 2011, but effective as of the date set forth above.

GENON ENERGY, INC.
By:	/s/ Karen D. Taylor
Karen D. Taylor
Senior Vice President-Human Resources